Exhibit 99.1

FOR IMMEDIATE RELEASE

MaxLinear, Inc. Announces

Fourth Quarter and Fiscal Year 2010 Financial Results

Carlsbad, Calif. – February 3, 2011 – MaxLinear, Inc. (NYSE: MXL), a provider of highly integrated, radio-frequency (RF) and mixed-signal integrated circuits for broadband communications applications, today announced financial results for the fourth quarter and fiscal year ended December 31, 2010.

Generally Accepted Accounting Principles (GAAP) Results

Net revenue for the fourth quarter of 2010 was $15.9 million, which came in at the high end of our prior guidance of $14.5 million to $16 million. This represents a decrease of 14 percent compared to the third quarter of 2010 and a 4 percent increase over the fourth quarter of 2009.

Gross profit in the fourth quarter of 2010 was 66 percent of revenue, compared to 70 percent in the third quarter of 2010 and 70 percent in the fourth quarter of 2009. Loss from operations in the fourth quarter of 2010 was 7 percent of revenue, compared with income from operations of 9 percent of revenue in the third quarter of 2010 and 13 percent of revenue in the fourth quarter of 2009.

Net income for the fourth quarter of 2010 was $5.7 million, or $0.17 per share (diluted), which included a one-time tax benefit of $6.7 million, or $0.20 per share (diluted), associated with the release of the valuation allowance related to federal deferred tax assets, compared with net income of $1.4 million, or $0.04 per share (diluted), for the third quarter of 2010, and net income of $1.9 million, or $0.05 per share (diluted), for the fourth quarter of 2009.

For the fiscal year 2010, net revenue was $68.7 million, representing an increase of 34 percent compared to $51.4 million in 2009. Gross profit was 69 percent of revenue for fiscal 2010, representing a 2 percentage point increase compared with 67 percent for 2009. For the fiscal year 2010, income from operations was 5 percent of revenue, compared to 9 percent of revenue in fiscal 2009. Net income attributable to common stockholders for fiscal 2010 was $8.9 million, or $0.30 per share (diluted), and without the one-time tax benefit associated with the release of the valuation allowance related to federal deferred tax assets, would have been $2.2 million, or $0.08 per share (diluted), compared to $0.6 million, or $0.06 per share (diluted), in fiscal 2009.

Cash, cash equivalents and investments totaled $94.5 million at December 31, 2010, compared to $17.9 million at December 31, 2009. Cash flow used in operations totaled $3.5 million in the fourth quarter of 2010 and cash flow provided by operations totaled $4.8 million for the full year of 2010. Net proceeds of $72.9 million from MaxLinear’s March 24, 2010 initial public offering contributed to the increase in cash, cash equivalents and investments at December 31, 2010 as compared to December 31, 2009.

Non-GAAP Results

MaxLinear believes that non-GAAP financial measures can provide useful information to both management and investors by excluding certain non-cash expenses that are not indicative of our core operating results. These measures should only be viewed in conjunction with corresponding GAAP measures. MaxLinear’s non-GAAP financial measures exclude the effect of stock-based compensation, the correction of an error related to the tax treatment of deferred revenue for the years ended December 31, 2009 and 2008, and the release of the valuation allowance related to federal deferred tax assets. They also include the assumed conversion of all outstanding shares of preferred stock into shares of common stock which occurred in connection with our initial public offering. The reconciliation between GAAP and non-GAAP financial measures is provided in the financial statements portion of this release.

Non-GAAP gross profit in the fourth quarter of 2010 was 66 percent of revenue, compared to 70 percent in the third quarter of 2010 and 70 percent in the fourth quarter of 2009. Non-GAAP income from operations in the fourth quarter of 2010 was 1 percent of revenue, compared to 15 percent of revenue in the third quarter of 2010 and 16 percent of revenue in the fourth quarter of 2009.

Non-GAAP net income for the fourth quarter of 2010 was $0.2 million, or $0.01 per share (diluted), compared with $2.9 million, or $0.08 per share (diluted), for the third quarter of 2010, and $2.4 million, or $0.09 per share (diluted), for the fourth quarter of 2009.

For the fiscal year 2010, non-GAAP gross profit was 69 percent of revenue, representing a 2 percentage point increase compared with 67 percent for 2009. For the fiscal year 2010, non-GAAP income from operations was 11 percent of revenue, compared with 11 percent of revenue in fiscal 2009. Non-GAAP net income attributable to common stockholders for fiscal 2010 was $7.9 million, or $0.24 per share (diluted), compared to $5.3 million, or $0.20 per share (diluted), in fiscal 2009.

Business Summary

“2010 was a tremendously successful year for MaxLinear, one where revenues grew 34% year over year while actually increasing gross margins by almost 2 percentage points to 69%. Not only did we grow in our existing markets, but we expanded our TAM by commencing volume shipments into the cable market with industry leading SoC solutions. We made significant investments in other areas yet to be announced as part of our strategy to expand our TAM further,” commented Kishore Seendripu, Ph.D, Chairman and CEO. “In addition, completing our IPO during 2010 provided us with additional capital resources for expanding our business and enhanced our credibility with our customers.”

Conference Call Details

MaxLinear will host its fourth quarter 2010 financial results conference call today, February 3, 2011 at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). To access this call, dial US toll free: 1-877-941-1427 / US toll: 1-480-629-9664 with conference ID: 4402616. A live webcast of the conference call will be accessible from the investor relations section of the MaxLinear website at http://www.maxlinear.com, and will be archived and available after the call at www.investors.maxlinear.com until February 17, 2011. A replay of the conference call will also be available until February 17, 2011 by dialing toll free 1-800-406-7325 or 1-303-590-3030 and referencing passcode: 4402616.

Cautionary Note Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements concerning our future financial performance, our product development efforts, and trends and opportunities in our product markets, including expansion into new product markets. These statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties, including, among others, competition in our industry; uncertainties concerning how end user markets for our products will develop, including end user markets for the cable, digital television, and automotive applications of our products as well as end user markets for products currently in development; our dependence on a limited number of customers for a substantial portion of our revenues; intense competition in our industry; the timing and development of the global transition from analog to digital television; our lack of long-term supply contracts and dependence on limited sources of supply; our ability to continue to develop and introduce new and enhanced products on a timely basis; and potential decreases in average selling prices for our products. In addition to these risks and uncertainties, investors should review the risks and uncertainties contained in our filings with the Securities and Exchange Commission (SEC). Additional risks, uncertainties, and other information will be contained in our Annual Report on Form 10-K for the year ended December 31, 2010, which MaxLinear will file with the SEC in February 2011.

Use of Non-GAAP Financial Measures

To supplement our unaudited condensed consolidated financial statements presented on a basis consistent with GAAP, we disclose certain non-GAAP financial measures, including non-GAAP net income, income from operations, gross profit, and earnings per share. These supplemental measures exclude stock-based compensation, the correction of an error related to the tax treatment of deferred revenue for the years ended December 31, 2009 and 2008, and the release of the valuation allowance related to federal deferred tax assets. They include the assumed conversion of all outstanding shares of preferred stock into shares of common stock using the as-if converted method. These non-GAAP measures are not in accordance with and do not serve as an alternative for GAAP. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our GAAP results of operations. These non-GAAP measures should only be viewed in conjunction with corresponding GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance.

We believe that non-GAAP financial measures can provide useful information to both management and investors by excluding certain non-cash and other one-time expenses that are not indicative of our core operating results. Among other uses, our management uses non-GAAP measures to compare our performance relative to forecasts and strategic plans and to benchmark our performance externally against competitors. In addition, management’s cash incentive compensation will be determined in part using these non-GAAP measures because we believe non-GAAP measures better reflect our core operating performance.

The following are explanations of each type of adjustment that we incorporate into non-GAAP financial measures:

Stock-based compensation expense relates to equity incentive awards granted to our employees, directors, and consultants. Our equity incentive plans are important components of our employee incentive compensation arrangements and are reflected as expenses in our GAAP results. Stock-based compensation expense has been and will continue to be a significant recurring expense for MaxLinear. While we include the dilutive impact of such equity awards in weighted average shares outstanding, the expense associated with stock-based awards reflects a non-cash charge that we exclude from non-GAAP net income.

The provision for income taxes for the twelve months ended December 31, 2010 includes the correction of an error related to the tax treatment of deferred revenue for the years ended December 31, 2009 and 2008 of $0.3 million and the release of $6.7 million of the valuation allowance related to federal deferred tax assets. The correction of the error is a one-time out-of-period adjustment, and the release of the valuation allowance is a one-time benefit; therefore, these are not indicative of our core operating performance.

The shares used to compute non-GAAP basic and diluted net income per share for the twelve months ended December 31, 2010 and the three and twelve months ended December 31, 2009 include the assumed conversion of all outstanding shares of preferred stock into shares of common stock using the as-if converted method as of the beginning of each period presented or the date of issuance, if later. In March 2010, in connection with the closing of our initial public offering, all of our outstanding preferred stock was converted into shares of our Class B common stock.

Reconciliations of non-GAAP measures disclosed in this press release appear below.

About MaxLinear, Inc.

MaxLinear, Inc. is a provider of highly integrated, radio-frequency (RF) and mixed-signal semiconductor solutions for broadband communications applications. MaxLinear is located in Carlsbad, California, and its address on the Internet is www.maxlinear.com.

MXL is MaxLinear’s registered trademark. Other trademarks appearing herein are the property of their respective owners.

MaxLinear, Inc. Investor Relations Contacts:

Suzanne Craig

The Blueshirt Group

Tel: 415-217-4962

Suzanne@blueshirtgroup.com

Danielle Ginach

The Blueshirt Group

Tel: 415-217-4964

Danielle@blueshirtgroup.com

MaxLinear, Inc. Corporate Contact:

Brendan Walsh

Vice President, Business Development

Tel: 760-692-0711, Extension 196

MAXLINEAR, INC.

UNAUDITED GAAP CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 31, 2010	December 31, 2009
Assets
Current assets:
Cash and cash equivalents	$21,563	$17,921
Investments, available-for-sale	72,923	—
Accounts receivable	3,047	9,707
Inventory	7,425	2,850
Deferred income taxes, prepaid expenses and other current assets	4,232	262

Total current assets	109,190	30,740
Property and equipment, net	4,535	2,627
Intangible assets	980	—
Deferred income taxes and other long-term assets	4,213	2,406

Total assets	$118,918	$35,773

Liabilities and stockholders’ equity (deficit)
Current liabilities	$13,746	$19,711
Deferred rent	257	71
Capital lease obligations, net of current portion	18	115
Convertible preferred stock	—	35,351
Total stockholders’ equity (deficit)	104,897	(19,475)

Total liabilities and stockholders’ equity (deficit)	$118,918	$35,773

MAXLINEAR, INC.

UNAUDITED GAAP CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per share data)

	Three Months Ended
	December 31, 2010	September 30, 2010	December 31, 2009
Net revenue	$15,865	$18,523	$15,203
Cost of net revenue	5,444	5,487	4,523

Gross profit	10,421	13,036	10,680
Operating expenses:
Research and development	7,426	7,298	5,648
Selling, general and administrative	4,071	4,120	3,125

Total operating expenses	11,497	11,418	8,773

Income (loss) from operations	(1,076)	1,618	1,907
Interest income	105	106	24
Interest expense	(7)	(6)	(12)
Other expense, net	(29)	(20)	(5)

Income (loss) before income taxes	(1,007)	1,698	1,914
Provision (benefit) for income taxes	(6,669)	346	(4)

Net income	5,662	1,352	1,918
Net income allocable to preferred stockholders	—	—	(1,280)

Net income attributable to common stockholders	$5,662	$1,352	$638

Net income per share attributable to common stockholders:
Basic	$0.18	$0.04	$0.06

Diluted	$0.17	$0.04	$0.05

Shares used to compute net income per share attributable to common stockholders:
Basic	31,618	31,264	10,624

Diluted	33,979	34,036	12,985

MAXLINEAR, INC.

UNAUDITED GAAP CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per share data)

	Twelve Months Ended December 31,
	2010	2009
Net revenue	$68,701	$51,350
Cost of net revenue	21,560	17,047

Gross profit	47,141	34,303
Operating expenses:
Research and development	27,725	19,790
Selling, general and administrative	15,912	9,921

Total operating expenses	43,637	29,711

Income from operations	3,504	4,592
Interest income	326	51
Interest expense	(29)	(52)
Other expense, net	(58)	(32)

Income before income taxes	3,743	4,559
Provision (benefit) for income taxes	(6,371)	230

Net income	10,114	4,329
Net income allocable to preferred stockholders	(1,215)	(3,691)

Net income attributable to common stockholders	$8,899	$638

Net income per share attributable to common stockholders:
Basic	$0.33	$0.06

Diluted	$0.30	$0.06

Shares used to compute net income per share attributable to common stockholders:
Basic	26,743	10,129

Diluted	29,478	11,512

MAXLINEAR, INC.

UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS

(in thousands, except per share data)

	Three Months Ended
	December 31,	September 30,	December 31,
	2010	2010	2009
GAAP net income	$5,662	$1,352	$1,918
Stock-based compensation:
Cost of net revenue	24	23	—
Research and development	815	757	275
Selling, general and administrative	399	447	210

Total stock-based compensation	1,238	1,227	485
Income tax adjustments*	(6,669)	286	—

Non-GAAP net income	$231	$2,865	$2,403

Shares used in computing GAAP basic earnings per share	31,618	31,264	10,624
Weighted average effect of the assumed conversion of convertible preferred stock from date of issuance	—	—	14,526

Shares used in computing non-GAAP basic earnings per share	31,618	31,264	25,150

Shares used in computing GAAP diluted earnings per share	33,979	34,036	12,985
Weighted average effect of the assumed conversion of convertible preferred stock from date of issuance	—	—	14,526

Shares used in computing non-GAAP diluted earnings per share	33,979	34,036	27,511

Non-GAAP basic earnings per share	$0.01	$0.09	$0.10

Non-GAAP diluted earnings per share	$0.01	$0.08	$0.09

*	Income tax adjustments illustrate the financial results for the three months ended December 31, 2010 and the three months ended September 30, 2010 without the effects of the release of the valuation allowance related to federal deferred tax assets and the correction of an error related to the tax treatment of deferred revenue for the years ended December 31, 2009 and 2008, respectively, for comparison to the three months ended December 31, 2009.

MAXLINEAR, INC.

UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS

(in thousands, except per share data)

	Twelve Months Ended December 31,
	2010	2009
GAAP net income	$10,114	$4,329
Stock-based compensation:
Cost of net revenue	80	—
Research and development	2,589	583
Selling, general and administrative	1,546	376

Total stock-based compensation	4,215	959
Income tax adjustments*	(6,383)	—

Non-GAAP net income	$7,946	$5,288

Shares used in computing GAAP basic earnings per share	26,743	10,129
Weighted average effect of the assumed conversion of convertible preferred stock from date of issuance	3,263	14,526

Shares used in computing non-GAAP basic earnings per share	30,006	24,655

Shares used in computing GAAP diluted earnings per share	29,478	11,512
Weighted average effect of the assumed conversion of convertible preferred stock from date of issuance	3,263	14,526

Shares used in computing non-GAAP diluted earnings per share	32,741	26,038

Non-GAAP basic earnings per share	$0.26	$0.21

Non-GAAP diluted earnings per share	$0.24	$0.20

*	Income tax adjustments illustrate the financial results for the twelve months ended December 31, 2010 without the effects of the release of the valuation allowance related to federal deferred tax assets and the correction of an error related to the tax treatment of deferred revenue for the years ended December 31, 2009 and 2008 for comparison to the twelve months ended December 31, 2009.

MAXLINEAR, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL

MEASURES

	Three Months Ended
	December 31,	September 30,	December 31,
	2010	2010	2009
GAAP gross profit as a % of revenue	65.7%	70.4%	70.2%
Stock-based compensation:
Cost of net revenue	0.2%	0.1%	—

Non-GAAP gross profit as a % of revenue	65.9%	70.5%	70.2%

GAAP income (loss) from operations as a % of revenue	(6.8)%	8.7%	12.5%
Stock-based compensation:
Cost of net revenue	0.2%	0.1%	—
Research and development	5.1%	4.1%	1.8%
Selling, general and administrative	2.5%	2.4%	1.4%

Non-GAAP income from operations as a % of revenue	1.0%	15.3%	15.7%

MAXLINEAR, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL

MEASURES

	Twelve Months Ended December 31,
	2010	2009
GAAP gross profit as a % of revenue	68.6%	66.8%
Stock-based compensation:
Cost of net revenue	0.1%	—

Non-GAAP gross profit as a % of revenue	68.7%	66.8%

GAAP income from operations as a % of revenue	5.1%	8.9%
Stock-based compensation:
Cost of net revenue	0.1%	—
Research and development	3.8%	1.1%
Selling, general and administrative	2.3%	0.7%

Non-GAAP income from operations as a % of revenue	11.3%	10.7%

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